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                        SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported) October 7, 1996
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                         HYGENICS PHARMACEUTICALS, INC.
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               (Exact name of registrant as specified in its charter)

                                   Delaware
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                  (State or other jurisdiction of incorporation)

0.22806                                                               33-0120490
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(Commission File Number)                       (IRS Employer Identification No.)

26941 Cabot Road #128 Laguna Hills, California                            92653
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(Address of principal executive offices)                              (Zip code)

Registrant's telephone number, including area code:  (714) 582-7644

Item 5.   Other Events
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On September 26, 1996, the shareholders resolved by unanimous written consent to remove Dean Bradley as President, Chief Financial Officer and Director of the Company. In Mr. Bradley's place, the shareholders elected Charles Newman as President and Director and Ron Pellet as a Director.

On September 26, 1996, the Directors adopted an unanimous resolution by written consent approving an Employment Agreement employing Mr. Goedecke as Chief Executive Officer with a compensation providing for 700,000 shares of restriced Rule 144 stock and $100,000 per year in deferred salary.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 11, 1996                     HYGENICS PHARMACEUTICALS, INC.

                                        By:  /s/--------------------------------
                                             William Goedecke
                                             Chief Executive Officer